UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2009

APPLIED SOLAR, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858)-794-8800
(Registrant’s telephone number, including area code) Open Energy Corporation (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On January 15, 2009, we issued warrants to acquire a total of 15,879,450 shares of our common stock to the holders of our Series B Convertible Notes, in lieu of the payment of cash interest in the aggregate amount of $317,589.  These warrants were issued at a rate of $.02 per share, with an exercise price of $.067 per share.  These warrants contain a cashless exercise feature that first applies one year after issuance if the resale of the underlying shares is not covered by an effective registration statement.  These warrants have a term of three years and benefit from antidilution protection.  The form of warrant is substantially the same as the September 2008 Warrant filed as Exhibit 4.2 to the Form 8-K filed with the SEC on September 18, 2008, except as described herein.

Item 3.02                      Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated into this Item 3.02 by reference.  The warrants described herein were issued as restricted securities exempt from registration under Section 4(2) of the Securities Act and Regulation D thereunder.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 16, 2009, Open Energy Corporation, a Nevada corporation ("we," "us, "our, or the "Company") changed its name from Open Energy Corporation to Applied Solar, Inc.  The name change was effected through the merger of our wholly-owned subsidiary, Applied Solar, Inc., a Nevada corporation, with and into us pursuant to articles of merger, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.  Neither the merger nor the amendment of our articles of incorporation to change our name required shareholder approval under applicable Nevada law.

Following the name change referenced above, on January 20, 2009, we amended our articles of incorporation to increase the number of shares of common stock we are authorized to issue from 1,125,000,000 to 3,000,000,000.  We effected the increase by filing an amendment to our articles of incorporation with the Nevada Secretary of State, a copy of which is filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Merger dated as of January 16, 2009 by and between Applied Solar, Inc., a Nevada corporation and Open Energy Corporation, a Nevada corporation.
3.2	Certificate of Amendment to Articles of Incorporation dated January 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED SOLAR, INC.

Date: January 22, 2009		/s/ Dalton W. Sprinkle
	By:	Dalton W. Sprinkle
Senior Vice President of Business Development and General Counsel